UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2005

XFONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 333-67232

11-3618510
(I.R.S. Employer Identification Number)

960 High Road
London N12 9RY, United Kingdom
(Address of principal executive offices) (Zip Code)

011.44.8451087777
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

MANAGEMENT AGREEMENT WITH I-55 TELECOMMUNICATIONS, LLC

As previously disclosed on Form 8-K filed on August 31, 2005, the Registrant had announced the signing on August 26, 2005, of an Agreement and Plan of Merger (the "Merger Agreement") to acquire I-55 Telecommunications, LLC ("I-55 Telecommunications"). Further, on September 13, 2005, the Registrant filed a Form 8-K discussing the impact of Hurricane Katrina on the transaction contemplated by the Merger Agreement.

As part of the Registrant's intention to continue on with the transaction contemplated by the Merger Agreement, the Registrant and I-55 Telecommunications executed on October 12, 2005 the Management Agreement, previously attached to the Merger Agreement as Exhibit C, filed on Form 8-K on August 31, 2005.

The parties decided to enter into this Management Agreement on October 12, 2005, to provide that I-55 Telecommunications hire and appoint the Registrant's wholly-owned US subsidiary, Xfone USA, Inc., as manager ("Manager") to be responsible for the operation and management of all of I-55 Telecommunication's business operations, including:

Personnel - Supervising the current employees and independent contractors of I-55 Telecommunications with the Manager having the authority to hire, discharge and direct personnel for the conduct of the Business;

Accounting - Supervision and administration of all accounting and the maintenance of all books and records for the Business, including, without limitation, (i) all billing, communications and other services provided to customers serviced under I-55 Telecommunications' licenses; (ii) collection on behalf of I-55 Telecommunications of all fees, charges and other compensation relating to the Business; (iii) review of all bills received for services, work or supplies in connection with maintaining and operating the Business and paying all such bills as and when the same shall become due and payable except for the Long Term Liabilities (as defined in the Merger Agreement); and (iv) preparation on a monthly basis of a balance sheet and income and expense statement with respect to the Business.

Contracts - Maintain all existing contracts necessary for the operation of the Business and the authority to enter into or renew contracts in the ordinary course of business in I-55 Telecommunication's name as necessary for the continuing operation of the Business provided that the consent of I-55 Telecommunication shall be required for any new contracts or renewals of existing contracts that are not terminable on 60 days notice, or that require the commitment of more than $5,000.00, which is not included in an approved operating budget;

Policies and procedures - Preparation of all policies and procedures for the operation of the Business; and

Budgets - Preparation of all operating, capital or other budgets.

In consideration of the management services to be provided under the Management Agreement, I-55 Telecommunications assigns and transfers to Manager all revenues generated from the operations of the Business (the "Revenues"), to be used in accordance with the Management Agreement and Manager agrees to pay and cause to be paid from the Revenues the normal operating, maintenance, administrative, and similar expenses of the Business incurred in the ordinary course of business during the term of the Management Agreement, exclusive of Long Term Liabilities.

I-55 Telecommunications shall designate the Manager as the controlling party of the current operating accounts of the Business (the "Accounts") and all funds collected from the operations, fees, sales and other collections and operations of the Business shall be deposited in the Accounts and the Manager shall control and have authority with respect to all disbursements from said Accounts and the Manager agrees that the normal operating expenses shall be paid from the Revenues collected and deposited in such Accounts and then to the extent of available funds, the Long Term Liabilities and other non-recurring liabilities shall be paid.

The Manager, in its discretion, shall have the right to make advances or loans (the "Manager Loans") to I-55 Telecom payable on demand (or if no demand payable in equal quarterly installments of principal and interest) for an amount up to $500,000.00 with interest at 7% per annum from the date advanced until paid for the payment of any amounts due during the term of the Management Agreement under any of the Long Term Liabilities or for any other liabilities the Manager deems appropriate for which there are not sufficient Revenues generated to pay such debts and expenses.

I-55 Telecommunications, by execution of the Management Agreement, granted to the Manager a security interest in all of the assets, whether now owned or hereafter acquired and wherever located, of I-55 Telecommunications, including without limitation, all accounts, goods, equipment, inventory, contracts and contract rights, instruments, chattel paper, securities and other investment property. The Manager is authorized to file such financing statements and amendments thereto and continuations thereof in such offices as necessary to perfect the security interest granted by the Management Agreement.

The term of the Management Agreement shall commence on October 12, 2005, and shall continue until the consummation of the Merger, provided that the Management Agreement may be terminated by either party at any time after March 1, 2006 upon 30 days prior notice.

In the event that the Management Agreement is terminated by either party (other than due to the consummation of the Merger), then the Registrant and I-55 Telecommunications agree that the "Net Revenue" or "Net Loss" during the term of the Management Agreement shall be divided 50% to I-55 Telecommunications and 50% to the Manager, provided that in the event the Manager or any of its affiliates has made any Manager Loans to I-55 Telecommunications, that the Manager may offset against any amounts due under any Manager Loans any amounts due to I-55 Telecommunications for the "Net Revenue" and in the event there is a "Net Loss", then I-55 Telecommunication's share of the "Net Loss" shall be added to the principal due under the Manager Loans. If the Management Agreement is terminated due to the consummation of the Merger, then in such event the Manager shall be entitled to all the Net Revenues or Net Losses. For purposes of the above "Net Revenue" is the excess of gross revenues derived from the Business during the Term, over expenses paid and losses incurred during the Term, and "Net Loss" is the excess of expenses paid and losses incurred during the Term, over gross revenues derived from the Business during the Term.

I-55 Telecommunications shall include the Manager as an additional insured on all insurance currently maintained and such insurance shall continue throughout the term of the Management Agreement.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Registrant’s plans, objectives, expectations and intentions and other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Registrant’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xfone, Inc.

Date: October 17, 2005	By:	/s/ Guy Nissenson
Guy Nissenson
President and Chief Executive Officer